U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: November 3, 2006


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada               0-50367                 98-0359306
____________________________      _____________________      ___________________
(State or other jurisdiction      (Commission file no.)         (IRS Employer
     of Incorporation)                                       Identification No.)


                              1307 Venables Street
                  Vancouver, British Columbia, Canada, V5L 2G1
                  ____________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 1, 2006, Naturally Advanced Technologies, Inc., a corporation organized under the laws of the Province of British Columbia (the "Company"), entered into a technology license agreement (the "License Agreement") with National Research Council of Canada ("NRC").

         We previously had entered into a research collaboration agreement with NRC pursuant to which an enzyme process for hemp-derived "CRAILAR(TM)" fiber was developed that unlocked the economic potential of industrial hemp fiber as a sustainable alternative to cotton to use in the Company's own line of products, as well as license the technology to companies that can use the process for better natural fabric products (the "NRC Technology").

         Therefore,   in  accordance  with  the  terms  and  provisions  License
Agreement: (i) NRC granted to the Company a worldwide license to use the NRC Technology to reproduce, make, use, import, export and sell any products and to engage contractors to use the NRC Technology to reproduce or make any products to be used or sold by the Company; (ii) the Company shall pay to NRC a lump sum upon execution of the License Agreement and an annual maintenance fee payable on the anniversary of the execution date of this License Agreement; (iii) the Company shall pay to NRC a minimum royalty and an ongoing royalty on sales revenue for products and services. (iv) the Company shall also pay to NRC a royalty on other revenue as received by the Company; and (v) the rights granted by NRC to the Company are exclusive relating to certain components underlying the NRC Technology and non-exclusive thereafter, and non-exclusive with respect to the remaining components underlying the NRC Technology.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Technology License Agreement between National Research Council of Canada and Crailar Fiber Technologies, Inc. dated November 3, 2006 will be filed as an exhibit to an amendment to this 8-K. Confidential treatment has been requested for certain omitted portions of the Technology License Agreement. The Technology License Agreement will be filed separately with the Securities and Exchange Commission.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NATURALLY ADVANCED TECHNOLOGIES, INC.



Date: November 3, 2006                     By: /s/ KENNETH BARKER
                                               ___________________________
                                                   Kenneth Barker
                                                   Chief Executive Officer